UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  March 23, 2004
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27275	04-3432319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cambridge Center, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Item 5.      Other Events.

     On March 23, 2004, Akamai Technologies, Inc. (the “Company”) issued a press release in which the Company announced that Michael Ruffolo had resigned as its Chief Operating Officer and was leaving the Company. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.      Exhibits

99.1      Press release dated March 23, 2004 issued by Akamai Technologies, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2004	AKAMAI TECHNOLOGIES, INC.

/s/ Melanie Haratunian Melanie Haratunian Vice President and General Counsel

Exhibit Index

99.1      Press release dated March 23, 2004 issued by Akamai Technologies, Inc.

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